Exhibit 10.13.1

EXECUTION

AMENDMENT NO. 1

TO MASTER REPURCHASE AGREEMENT

Amendment No. 1 to Master Repurchase Agreement, dated as of November 4, 2015 (this “Amendment”), between UBS Bank USA (the “Buyer”) and United Shore Financial Services, LLC (the “Seller”).

RECITALS

The Buyer and Seller are parties to (a) that certain Master Repurchase Agreement, dated as of November 5, 2014 (the “Existing Repurchase Agreement”; as amended by this Amendment, the “Repurchase Agreement”) and (b) that certain Pricing Letter, dated as of November 5, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Pricing Letter”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Repurchase Agreement.

The Buyer and Seller have agreed, subject to the terms and conditions of this Amendment, that the Existing Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Repurchase Agreement.

Accordingly, the Buyer and Seller hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Repurchase Agreement is hereby amended as follows:

SECTION 1. Definitions. Section 2 of the Existing Repurchase Agreement is hereby amended by:

1.1 deleting the definition of “Maximum Available Purchase Price” and all references to “Maximum Available Purchase Price” shall be deemed references to “Maximum Aggregate Purchase Price”;

1.2 deleting the definitions of “Agency Certified Mortgage Loan”, “Resi Facility”, “Resi Operating Account” and “RHS” in their entirety and all references thereto.

1.3 replacing all references to RHS with RD;

1.4 deleting the definitions of “Agency Approvals” and “Change in Control” in their entirety and replacing them with the following:

“Agency Approval” shall mean the approvals of Seller from the relevant Agencies as set forth on Schedule 6 hereof.

Change in Control” shall mean:

(a)    any transaction or event as a result of which Jeffrey A. Ishbia and Mat Ishbia, collectively, cease to own directly or indirectly 70% of the stock of SFS Holding Corp.; or

(b)    any transaction or event as a result of which SFS Holding Corp. ceases to own directly 80% of the stock of Seller; or

(c)    the sale, transfer, or other disposition of all or substantially all of any Seller Party’s assets (excluding any such action taken in connection with any securitization transaction); or

(d)    the consummation of a merger or consolidation of a Seller Party with or into another entity or any other corporate reorganization (in one transaction or in a series of transactions), if 50% or more of the combined voting power of the continuing or surviving entity’s stock outstanding immediately after such merger, consolidation or such other reorganization is owned by persons who were not stockholders of Seller Party immediately prior to such merger, consolidation or other reorganization; or

(e)    either of Mat Ishbia or Kirstin Hammond shall (i) no longer be employed by Seller or (ii) shall no longer be involved in the day to day operations of Seller; or

(f)    Jeffrey A. Ishbia ceases to be the chairman of the advisory board of the Seller.

1.5 adding the following definitions in their proper alphabetical order:

“Maximum Committed Purchase Price” shall have the meaning set forth in the Pricing Letter.

“RD” shall mean the United States Department of Agriculture Rural Development and any successor thereto.

SECTION 2.    Margin Amount Maintenance. Section 4(b) of the Existing Repurchase Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

(b) If at any time the aggregate Asset Values of Purchased Assets then subject to Transactions are less than the aggregate Purchase Prices for such Purchased Assets (a “Margin Deficit”), then Buyer may by notice to Seller (as such notice is more particularly set forth below, a “Margin Call”), require Seller to transfer to Buyer or its designee cash in the amount of the Margin Deficit.

SECTION 3.    Operating Account. Section 9(d) of the Existing Repurchase Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

(d)    Operating Account. From time to time, Seller may provide funds to Buyer for deposit to a non-interest bearing account (the “Operating Account”) in accordance with this Section 9. The Operating Account shall be a subaccount of an interest-bearing savings account (the “Omnibus Account”) maintained by Buyer as agent for the benefit of Seller and other sellers of mortgage related assets with a bank determined by Buyer its sole discretion (the “Depository”). The Buyer shall have non-exclusive withdrawal rights from the Operating Account. Seller acknowledges that Buyer acts as Seller’s agent for the limited purpose of placing funds with the Depository, and that funds held by Buyer as Seller’s agent are not a deposit account or other liability of Buyer. Buyer shall maintain records of Seller’s interest in the funds maintained in the Omnibus Account. Withdraws may be paid by wire transfer or any other means chosen by Buyer from time to time in its sole discretion.

SECTION 4.    Representations. Section 10 of the Existing Repurchase Agreement is hereby amended by deleting subsections (n) and (w) in their entirety and replacing them with the following:

(n)    Scheduled Indebtedness. All Indebtedness greater than $1,000,000 of Seller that consists of senior debt, subordinated debt, lines of credit, warehouse facilities, repurchase facilities and other financing arrangements that are presently in effect and/or outstanding is listed on Schedule 3 hereto (the “Scheduled Indebtedness”) and no defaults or events of default exist thereunder.

(w)     Agency Approvals. With respect to each Agency Approval, Seller is in good standing, with no event having occurred or Seller having any reason whatsoever to believe or suspect will occur, including, without limitation, a change in insurance coverage which would either make Seller unable to comply with the eligibility requirements for maintaining all such Agency Approvals or require notification to the relevant Agency.

SECTION 5.    Covenants. Section 11 of the Existing Repurchase Agreement is hereby amended by deleting subsections (d), (w) and (cc) in their entirety and replacing them with the following:

(d)    Financial Reporting. Seller Party shall maintain a system of accounting established and administered in accordance with GAAP consistently applied, and furnish to Buyer, with a certification by the president, chief financial officer or designee as approved by Buyer of the Financial Reporting Party (the following hereinafter referred to as the “Financial Statements”):

(i)     Within ninety (90) days after the close of each fiscal year, audited consolidated and consolidating balance sheets and the related consolidated and consolidating statements of income and retained earnings and of cash flows as at the end of such year for the Financial Reporting Party for the fiscal year, setting forth in each case in comparative form the figures for the previous year, with an unqualified opinion thereon of an Approved CPA;

(ii)     Reserved;

(iii)     Within thirty (30) days after the end of each month, the consolidated and consolidating balance sheets and the related consolidated and consolidating statements of income, a calculation schedule of Financial Condition Covenants, and as may be reasonably requested by Buyer, the statement of retained earnings and the statement of cash flows for the Financial Reporting Party for such monthly period(s), of the Financial Reporting Party;

(iv)    Unless otherwise waived by Buyer in writing, simultaneously with the furnishing of each of the Financial Statements to be delivered pursuant to subsection (i) and (iii) above, submission of a certificate in the form of Exhibit A to the Pricing Letter and certified by the president, chief financial officer, or designee as approved by Buyer of the Financial Reporting Party, which includes detailed reporting to the materials set forth therein including without limitation, any request for repurchase of or indemnification for a Mortgage Loan purchased by a third party investor, the valuation of the Seller’s Capitalized Mortgage Servicing Rights by any third-party evaluator and a quarterly legal and compliance questionnaire;

(v)    If applicable and at the request of Buyer, copies of any 10-Ks, 10-Qs, registration statements and other “corporate finance” SEC filings (other than 8-Ks) by Seller Party; provided, that, Seller Party or any Affiliate will provide Buyer with a copy of the annual 10-K filed with the SEC by Seller Party or its Affiliates, no later than 90 days after the end of the year unless otherwise agreed to by Buyer in its sole discretion; and

(vi)    Promptly, from time to time, such other information regarding the business affairs, operations and financial condition of Seller Party as Buyer may reasonably request or as set forth in the certificate delivered pursuant to Section 11(d)(iv) above.

(w)    Agency Approvals; Servicing. To the extent previously approved, Seller shall maintain all Agency Approvals and in each case shall remain in good standing with respect to such Agency Approvals. Should Seller, for any reason, cease to possess all such applicable Agency Approvals to the extent necessary, should Seller experience any change in its delegated underwriting authority from any Agency, or should notification of an adverse occurrence to the relevant Agency or to HUD, FHA, VA or RD be required, Seller shall so notify Buyer immediately in writing. Notwithstanding the preceding sentence and to the extent previously approved, Seller shall take all necessary action to maintain all of its applicable Agency Approvals at all times during the term of this Agreement and each outstanding Transaction. Seller shall maintain adequate financial standing, servicing facilities, procedures and experienced personnel necessary for the sound servicing of mortgage loans of the same types as may from time to time constitute Mortgage Loans and in accordance with Accepted Servicing Practices.

(cc)    Trade Assignment. Upon Custodian certifying a Purchased Mortgage Loan to an Agency for the issuance of an Agency Security backed by such Purchased Mortgage Loan and which Buyer is purchasing such Agency Security hereunder, Seller shall deliver to Buyer a Trade Assignment executed by Seller with respect to such Agency Security.

SECTION 6.    Representations and Warranties. Schedule 1 of the Existing Repurchase Agreement is hereby amended by deleing subsections (c) and (ttt) in their entirety and replacing them with the following:

(c)    Origination Date. Unless otherwise approved by Buyer, the initial Purchase Date is no more than (i) with respect to Mortgage Loans other than Correspondent Mortgage Loans in non-escrow states, thirty (30) days following the origination date of the Mortgage

Note; (ii) with respect to Mortgage Loans other than Correspondent Mortgage Loans in escrow states, forty-five (45) days following the origination date of the Mortgage Note and (iii) with respect to Correspondent Mortgage Loans, sixty (60) days following the origination date of the Mortgage Note.

(ttt) Prior Financing. Other than with respect to a Correspondent Mortgage Loan, and unless otherwise agreed to by Buyer, no Mortgage Loan has been subject to any other repurchase agreement or credit facility prior to the initial Purchase Date of such Mortgage Loan.

SECTION 7. Schedules. The Existing Repurchase Agreement is hereby amended by adding Exhibit Schedule 6 attached as Annex A hereto in its proper numerical order.

SECTION 8. Conditions Precedent. This Amendment shall become effective as of the date hereof (the “Amendment Effective Date”), subject to the satisfaction of the following conditions precedent:

8.1     Delivered Documents. On the Amendment Effective Date, the Buyer shall have received the following documents, each of which shall be satisfactory to the Buyer in form and substance:

(a)     this Amendment, executed and delivered by duly authorized officers of the Buyer and Seller;

(b)     Amendment No. 3 to the Pricing Letter, executed and delivered by duly authorized officers of the Buyer and Seller; and

(c)     such other documents as the Buyer or counsel to the Buyer may reasonably request.

SECTION 9. Ratification of Agreement. As amended by this Amendment, the Existing Repurchase Agreement is in all respects ratified and confirmed and the Existing Repurchase Agreement as so modified by this Amendment shall be read, taken, and construed as one and the same instrument.

SECTION 10. Representations and Warranties. Seller hereby represents and warrants to the Buyer that it is in compliance with all the terms and provisions set forth in the Repurchase Agreement on its part to be observed or performed, and that no Default or Event of Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 10 of the Repurchase Agreement. Seller hereby represents and warrants that this Amendment has been duly and validly executed and delivered by it, and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

SECTION 11. Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

SECTION 12. Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

SECTION 13. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart. The parties agree that this Amendment, any documents to be delivered pursuant to this Amendment and any notices hereunder may be transmitted between them by email and/or by facsimile. Delivery of an executed counterpart of a signature page of this Amendment in Portable Document Format (PDF) or by facsimile shall be effective as delivery of a manually executed original counterpart of this Amendment. The original documents shall be promptly delivered, if requested.

SECTION 14. Binding Effect. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

SECTION 15. GOVERNING LAW. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AMENDMENT, THE RELATIONSHIP OF THE PARTIES TO THIS AMENDMENT, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES TO THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CHOICE OF LAW RULES THEREOF. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AMENDMENT. NOTWITHSTANDING ANYTHING TO THE CONTRARY, THE EFFECTIVENESS, VALIDITY AND ENFORCEABILITY OF ELECTRONIC CONTRACTS, OTHER RECORDS, ELECTRONIC RECORDS AND ELECTRONIC SIGNATURES USED IN CONNECTION WITH ANY ELECTRONIC TRANSACTION BETWEEN BUYER AND SELLER SHALL BE GOVERNED BY E-SIGN.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

USB BANK USA, as Buyer

By:	/s/ Gary Timmerman
	Name:	Gary Timmerman
	Title:	Managing Director

By:	/s/ Kimberly Browne
	Name:	Kimberly Browne
	Title:	Managing Director

UNITED SHORE FINANCIAL SERVICE, LLC, as Seller
By:
Name:
Title:

Signature Page to Amendment No. 1 to Master Repurchase Agreement

IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

USB BANK USA, as Buyer

By:
Name:
Title:

By:
Name:
Title:

UNITED SHORE FINANCIAL SERVICE, LLC, as Seller
By:	/s/ Kirstin Hammond
	Name:	Kirstin Hammond
	Title:	EVP

Signature Page to Amendment No. 1 to Master Repurchase Agreement